UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  August 10, 2006 (Date of earliest event reported)


                              ABFC 2006-OPT1 Trust
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           (Exact name of issuing entity as specified in its charter)


                        Asset Backed Funding Corporation
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              (Exact name of depositor as specified in its charter)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


         New York                      333-130524-02           Applied For
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(State or other jurisdiction of     (Commission File No.    (IRS   Employer
incorporation of issuing entity)     of issuing entity)     Identification No.)
                                                            of issuing entity)


214 North Tryon Street, Charlotte, North Carolina                 28255
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    Address of principal executive offices                      (Zip Code)


Depositor's telephone number, including area code       (704) 386-2400
                                                 -------------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 1, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation (the "Company"), as depositor, Option One Mortgage Corporation. (the "Servicer" or "Option One"), as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1 (the "Certificates"), issued on August 10, 2006, including (i) the Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C1, Class A-3C2, Class A-3D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Public Certificates"), having an aggregate initial class balance of $1,026,972,000, (ii) the Class B Certificates, having an initial class balance of $20,020,000 and (iii) the Class CE, Class R, Class R-X and Class P Certificates (the "Non-Offered Certificates").

            The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated August 8, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Class B Certificates were sold to BAS on August 10, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

            On August 10, 2006, the Non-Offered Certificates were sold to Bank of America, National Association ("BANA") in a transaction exempt from registration under the Securities Act of 1933, as amended. The Non-Offered Certificates constituted part of the purchase price for the mortgage loans purchased from the sponsor.

            The mortgage loans underlying the Certificates were originated or acquired by Option One or Ownit Mortgage Solutions, Inc. ("Ownit"). The mortgage loans underlying the Certificates were purchased by BANA (i) from Option One pursuant to a flow sale and servicing agreement, dated July 28, 2006 (the "Option One Flow Sale and Servicing Agreement"), among BANA, the Servicer and its affiliates and (ii) Ownit pursuant to a mortgage loan purchase and warranties agreement (the "Ownit Purchase Agreement"), dated as of March 1, 2005, by and between BANA and Ownit. A copy of the Option One Flow Sale and Servicing Agreement is attached as Exhibit 10.1 and a copy of the Ownit Purchase Agreement is attached as Exhibit 10.2. The initial mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated July 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2. All of BANA's right, title and interest in the Ownit Purchase Agreement were assigned to the Company pursuant to an assignment, assumption and recognition agreement, dated August 10, 2006 (the "AAR"), among the Company, BANA, Option One, Ownit and Wells Fargo Bank, N.A. A copy of the AAR is attached as Exhibit 10.3.

ITEM 9.01   Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    -----------

      (1.1) Underwriting Agreement, dated August 8, 2006, between Asset Backed Funding Corporation and Banc of America Securities LLC.

      (4.1) Pooling and Servicing Agreement, dated as of July 1, 2006, among Asset Backed Funding Corporation, as depositor, Option One Mortgage Corporation, as servicer, and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Bank of America, National Association and Asset Backed Funding Corporation.

      (10.1) Flow Sale and Servicing agreement, dated July 28, 2006, among Bank of America, National Association, Option One Mortgage Corporation and its affiliates.

      (10.2) Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2005, by and between Bank of America, National Association and Ownit Mortgage Solutions Inc.

      (10.3) Assignment, Assumption and Recognition Agreement, dated August 10, 2006, among Asset Backed Funding Corporation, Bank of America, National Association, Option One Mortgage Corporation, Ownit Mortgage Solutions Inc. and Wells Fargo Bank, N.A.

      (10.4) Interest Rate Swap Agreement, dated August 10, 2006, between Wells Fargo Bank, N.A. and Bank of America, National Association.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated:  August 10, 2006

                                         ASSET BACKED FUNDING CORPORATION


                                         By: /s/ Juanita L. Deane-Warner
                                            ------------------------------------
                                         Name:   Juanita L. Deane-Warner
                                         Title:  Vice President

                                Index to Exhibits
                                -----------------

                                                              Paper (P) or
Exhibit No.             Description                          Electronic (E)
-----------             -----------                          ---------------

   (1.1)                Underwriting Agreement, dated              E
                        August 8, 2006, among Asset
                        Backed Funding Corporation and
                        Banc of America Securities LLC.

   (4.1)                Pooling and Servicing Agreement,           E
                        dated as of July 1, 2006, among
                        Asset Backed Funding
                        Corporation, as depositor,
                        Option One Mortgage Corporation,
                        as servicer, and Wells Fargo
                        Bank, N.A., as  trustee.

   (4.2)                Mortgage Loan Purchase                     E
                        Agreement, dated as of July 1,
                        2006, between Bank of America,
                        National Association and Asset
                        Backed Funding Corporation.

  (10.1)                Flow Sale and Servicing                    E
                        agreement, dated July 28, 2006,
                        among Bank of America, National
                        Association, Option One Mortgage
                        Corporation and its affiliates.

  (10.2)                Mortgage Loan Purchase and                 E
                        Warranties Agreement, dated as
                        of March 1, 2005, by and between
                        Bank of America, National
                        Association and Ownit Mortgage
                        Solutions Inc.

  (10.3)                Assignment, Assumption and                 E
                        Recognition Agreement, dated
                        August 10, 2006, among Asset
                        Backed Funding Corporation, Bank
                        of America, National
                        Association, Option One Mortgage
                        Corporation, Ownit Mortgage
                        Solutions Inc. and Wells Fargo
                        Bank, N.A.

  (10.4)                Interest Rate Swap Agreement,              E
                        dated August 10, 2006, between
                        Wells Fargo Bank, N.A. and Bank
                        of America, National Association.